Exhibit 99.2
Monthly Operating Report
ACCRUAL BASIS
2007
CASE NAME: Kitty Hawk Ground, Inc.
CASE NUMBER: 07-44537
JUDGE: Russell F. Nelms
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DIVISION 6
MONTHLY OPERATING REPORT
MONTH ENDING: NOVEMBER 30, 2007
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	VP and Chief Financial Officer

ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	December 31, 2007

PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	Chief Accounting Officer

ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	December 31, 2007

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report
ACCRUAL BASIS-1
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537
COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH
		AMOUNT	October 2007	November 2007	MONTH

ASSETS
1.	UNRESTRICTED CASH	$106,914	$294,348	$178,251
2.	RESTRICTED CASH	$0	$0

3.	TOTAL CASH	$106,914	$294,348	$178,251	$0

4.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$7,094,959	$4,268,132
5.	INVENTORY		$0
6.	NOTES RECEIVABLE		$0	$0
7.	PREPAID EXPENSES		$974,118	$827,271
8.	OTHER (ATTACH LIST)	$767,230	$312,210	$288,467

9.	TOTAL CURRENT ASSETS	$8,637,296	$8,675,635	$5,562,121	$0

10.	PROPERTY, PLANT & EQUIPMENT	$1,146,152	$2,567,960	$2,567,960
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$876,815	$919,209

12.	NET PROPERTY, PLANT & EQUIPMENT	$1,146,152	$1,691,145	$1,648,751	$0

13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS-NET OF AMORTIZATION (ATTACH LIST)	$0	$2,407,948	$0
15.	OTHER (ATTACH LIST)	$603,884	$0	$0

16.	TOTAL ASSETS	$10,387,332	$12,774,728	$7,210,872	$0

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,077,712	$1,523,311
18.	TAXES PAYABLE		$13,564	$26,935
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$21,014,404	$18,311,145

23.	TOTAL POSTPETITION LIABILITIES		$22,105,680	$19,861,391	$0

PREPETITION LIABILITIES
24.	SECURED DEBT	$17,206,526	$1,068,310	$1,063,770
25.	PRIORITY DEBT	$277,316
26.	UNSECURED DEBT	$7,503,343	$7,928,109	$7,934,673
27.	OTHER (ATTACH LIST)

28.	TOTAL PREPETITION LIABILITIES	$24,987,185	$8,996,419	$8,998,443	$0

29.	TOTAL LIABILITIES	$24,987,185	$31,102,099	$28,859,834	$0

EQUITY
30.	PREPETITION OWNERS' EQUITY	0	$(17,803,179)	$(17,803,179)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(524,192)	$(3,845,783)
32.	DIRECT CHARGES TO EQUITY(ATTACH EXPLANATION)		$0	$0

33.	TOTAL EQUITY	$0	$(18,327,371)	$(21,648,962)	$0

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$24,987,185	$12,774,728	$7,210,872	$0

Monthly Operating Report
ACCRUAL BASIS-2
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537
INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007		TOTAL

REVENUES
1.	GROSS REVENUES	$2,107,185	$(21,780)		$2,085,405
2.	LESS: RETURNS & DISCOUNTS	$0	$0		$0
3.	NET REVENUE	$2,107,185	$(21,780)	$0	$2,085,405
COST OF GOODS SOLD
4.	MATERIAL	$0	$0		$0
5.	DIRECT LABOR	$0	$0		$0
6.	DIRECT OVERHEAD	$0	$0		$0

7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0

8.	GROSS PROFIT	$2,107,185	$(21,780)	$0	$2,085,405
OPERATING EXPENSES
9.	OFFICER/INSIDER COMPENSATION	$38,446	$20,521		$58,967
10.	SELLING & MARKETING	$0	$0		$0
11.	GENERAL & ADMINISTRATIVE	$332,049	$471,610		$803,659
12.	RENT & LEASE	$139,342	$171,876		$311,218
13.	OTHER (ATTACH LIST)	$2,069,041	$203,610		$2,272,651

14.	TOTAL OPERATING EXPENSES	$2,578,878	$867,617	$0	$3,446,495

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(471,693)	$(889,397)	$0	$(1,361,090)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$627	$20,356		$20,983
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0		$0
18.	INTEREST EXPENSE	$2,457	$2,208		$4,665
19.	DEPRECIATION / DEPLETION	$23,249	$42,395		$65,644
20.	AMORTIZATION	$27,419	$2,407,948		$2,435,367
21.	OTHER (ATTACH LIST)	$0	$0		$0
22.	NET OTHER INCOME & EXPENSES	$52,498	$2,432,195	$0	$2,484,693
REORGANIZATION EXPENSES					$0
23.	PROFESSIONAL FEES	$0	$0		$0
24.	U.S. TRUSTEE FEES	$0	$0		$0
25.	OTHER (ATTACH LIST)	$0	$0		$0

26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

27.	INCOME TAX	$0	$0		$0

28.	NET PROFIT (LOSS)	$(524,191)	$(3,321,592)	$0	$(3,845,783)

Monthly Operating Report
ACCRUAL BASIS-3
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007		TOTAL

CASH RECEIPTS AND DISBURSEMENTS
1.	CASH — BEGINNING OF MONTH	$106,914	$294,349		$106,914
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0		$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$2,600,470	$2,768,856		$5,369,325
4.	POSTPETITION	$0			$0

5.	TOTAL OPERATING RECEIPTS	$2,600,470	$2,768,856	$0	$5,369,325

NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0		$0
7.	SALE OF ASSETS	$0	$0		$0
8.	OTHER (ATTACH LIST)	$(3,127)	$0		$(3,127)

9.	TOTAL NON-OPERATING RECEIPTS	$(3,127)	$0	$0	$(3,127)

10.	TOTAL RECEIPTS	$2,597,343	$2,768,856	$0	$5,366,198

11.	TOTAL CASH AVAILABLE	$2,704,257	$3,063,205	$0	$5,473,112

OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0		$0
13.	PAYROLL TAXES PAID	$0	$0		$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0		$0
15.	SECURED / RENTAL / LEASES	$2,409,908	$2,884,954		$5,294,862
16.	UTILITIES	$0	$0		$0
17.	INSURANCE	$0	$0		$0
18.	INVENTORY PURCHASES	$0	$0		$0
19.	VEHICLE EXPENSES	$0	$0		$0
20.	TRAVEL	$0	$0		$0
21.	ENTERTAINMENT	$0	$0		$0
22.	REPAIRS & MAINTENANCE	$0	$0		$0
23.	SUPPLIES	$0	$0		$0
24.	ADVERTISING	$0	$0		$0
25.	OTHER (ATTACH LIST)	$0	$0		$0

26.	TOTAL OPERATING DISBURSEMENTS	$2,409,908	$2,884,954	$0	$5,294,862

REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0		$0
28.	U.S. TRUSTEE FEES	$0	$0		$0
29.	OTHER (ATTACH LIST)	$0	$0		$0

30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0

31.	TOTAL DISBURSEMENTS	$2,409,908	$2,884,954	$0	$5,294,862

32.	NET CASH FLOW	$187,435	$(116,098)	$0	$71,337

33.	CASH — END OF MONTH	$294,349	$178,251	$0	$178,251

Monthly Operating Report
ACCRUAL BASIS-4
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER:07-44537

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007

ACCOUNTS RECEIVABLE AGING
1.	0-30		$3,382,257	$14,425
2.	31-60		$2,723,624	$2,320,252
3.	61-90		$69,181	$1,180,279

4.	91+		$656,170	$1,029,866

5.	TOTAL ACCOUNTS RECEIVABLE	$7,763,152	$6,831,232	$4,544,822	$0

6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$108,193	$108,193

7.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$6,723,039	$4,436,629	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: November 2007

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL

TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0

4.	OTHER (ATTACH LIST)	$15,699	$11,236	$0	$0	$26,935

5.	TOTAL TAXES PAYABLE	$15,699	$11,236	$0	$0	$26,935

6.	ACCOUNTS PAYABLE	$1,194,441	$326,789	$1,068	$1,013	$1,523,311

STATUS OF POSTPETITION TAXES	MONTH: October & November 2007

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY

FEDERAL
1.	WITHHOLDING**	$0	$77,581	$77,581	$0
2.	FICA-EMPLOYEE**	$0	$53,801	$53,801	$0
3.	FICA-EMPLOYER**	$0	$53,801	$53,801	$0
4.	UNEMPLOYMENT	$0	$175	$175	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0

7.	TOTAL FEDERAL TAXES	$0	$185,358	$185,358	$0

STATE AND LOCAL
8.	WITHHOLDING	$0	$17,767	$17,767	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$2,171	$2,171	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0

15.	TOTAL STATE & LOCAL	$0	$19,938	$19,938	$0

16.	TOTAL TAXES	$0	$205,296	$205,296	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report
ACCRUAL BASIS-5
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
MONTH: November 2007
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	TOTAL

A. BANK:	Capital One	N/A	N/A
B. ACCOUNT NUMBER:	3620477825
C. PURPOSE (TYPE):	Depository

1. BALANCE PER BANK STATEMENT	$178,188			$178,188
2. ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3. SUBTRACT: OUTSTANDING CHECKS	$0			$0
4. OTHER RECONCILING ITEMS	$63			$63
5. MONTH END BALANCE PER BOOKS	$178,251	$0	$0	$178,251
6. NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE

BANK, ACCOUNT NAME & NUMBER
7. N/A
8.
9.
10.

11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND	$0

13. TOTAL CASH — END OF MONTH	$178,251

Monthly Operating Report
ACCRUAL BASIS-6
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537
MONTH: November 2007
PAYMENTS TO INSIDERS AND PROFESSIONALS
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE

1. Gary Jensen	Salary, Expense Reports	$14,615	$30,769
2. Mark Lasky	Salary, Expense Reports	$ 1,388	$12,078
3. Dan Yongue	Salary, Expense Reports	$ 6,506	$21,349
4.
5.

6. TOTAL PAYMENTS TO INSIDERS		$22,510	$64,196

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *

1. See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.

6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION

1. AICCO	$106,001	$0	$212,002
2. Crown Credit	$12,474	$0	$24,948
3. Other Facility leases cancelled 11/07
4.
5.

6. TOTAL	$118,475	$0	$236,950

Monthly Operating Report
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537
MONTH: November 2007
QUESTIONNAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?	X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1 — Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court
4 — During 10/07, Court approved motion to pay critical vendors (owner/operators) for pre-petition activty
7, 8,10 — DIP order in place with Laurus does not allow post-petition payments after 10/29 until Laurus is paid in full.
INSURANCE

	YES	NO

1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
See summary of policies below for status.
    INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY

Cargo Liability	The Hanover Insurance Group	6/1/07 – 5/31/08	$49,538.50 Annual – paid in full
General Liability	Chubb	6/1/07 – 5/31/08	$45,004 Annual – paid in full
Commerical Umbrella	Lexington	6/1/07 – 5/31/08 cancelled	$48,684.11, monthly financed
Auto Physical Damage	Lloyd’s of London	6/1/07 – 5/31/08	$14,000 (est), monthly
Workers Compensation	American Home Assurance	6/1/07 – 5/31/08 cancelled	$57,316.96, monthly financed
Business Auto	American Home Assurance	6/1/07 – 5/31/08	$42,259 Annual – paid in full
Trucker Liability	American Home Assurance	6/1/07 – 5/31/08 cancelled	$63,829, monthly

Case Name:     Kitty Hawk Ground, Inc.
Case Number: 07-44537
Details of Other Items

	October 2007	November 2007
ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	312,210	288,467	Reported

A/R — 401(k)	(583)	(119)
A/R — Owner/Operator	23,562	12,915
A/R — Employees	1,185	3,488
A/R — Payroll Advance	(101)	(101)
Deposits	288,147	272,284

	312,210	288,467	Detail

	0	0	Difference

14. OTHER ASSETS, NET OF AMORTIZATION	2,407,948	0	Reported

Non compete — Scherer	166,667	0
Non compete — Bonino	444,444	0
Goodwill — ACT	217,948	0
Intangibles — Customer List	1,473,333	0
Intangibles — Trade Name	105,556	0

	2,407,948	0	Detail

	0	0	Difference

22. OTHER (ATTACH LIST)	21,014,404	18,311,145	Reported

General Accrued AP	917,884	638,432
Intercompany Payables	20,064,763	17,678,727
Accrued Wages	27,728	(5,575)
Accrued 401(k) contribution	4,029	(439)

	21,014,404	18,311,145	Detail

	0	0	Difference

ACCRUAL BASIS — 2

13. OTHER OPERATING EXPENSE	2,069,041	203,610	Reported

Trucking expense	1,420,468	(21,463)
Driver Wages	191,728	24,720
Dispatch Wages	14,267	7,591
Truck Lease	31,608	15,548
Allocation to Cargo	(552,615)	(2,440)
Fuel	119,526	32,227
Truck Maintenance	67,321	7,036
Freight Handling Wages	198,936	55,055
Freight Handling Contract Costs	522,556	3,182
Equipment Lease	14,024	954
Non-reorganization Professional Fees	13,777	16,324
Other support	27,445	64,876

	2,069,041	203,610	Detail

	0	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	627	20,356	Reported

Interest income	627	571
Gain on Sale of Asset	0	19,785

	627	20,356	Detail

	0	0	Difference

ACCRUAL BASIS — 3

8. OTHER (ATTACH LIST)	(3,127)	0	Reported

Opening Reconciling Item	(3,127)	0

	(3,127)	0	Detail

	0	0	Difference

ACCRUAL BASIS — 4

Aging of Post-petition Taxes		26,935	Reported

O/O Fuel Tax		2,100
Fuel Tax		24,835

		26,935	Detail

		0	Difference

Footnotes Supplement
ACCRUAL BASIS-7
2007
CASE NAME: Kitty Hawk Ground Inc.
CASE NUMBER: 07-44537
MONTH: November 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation

3	8	All available cash received into each subsidiary cash account was transferred to paydown the Laurus Master Fund Secured Debt at Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Secured Notes
AICCO finance agreement was cancelled when underlying insurance policies were cancelled; pending Stipulation with Court; Crown Credit — all forklifts were returned mid November 2007, waiting final administrative claim to make payment

1	14	The intangible assets were written down to zero once operations ceased.